UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2008 (December 1, 2008)
U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 297-7000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensatory Arrangements of Certain Officers
     On December 1, 2008, the Compensation Committee of the Board of Directors of U. S. Physical Therapy, Inc. (the “Company”) granted restricted shares of its common stock under the 1999 Stock Option Plan to the following:

Name: Christopher J. Reading
Position: President and Chief Executive Officer
Grant: Grant of 30,000 restricted shares of the Company’s common stock with a three year quarterly vesting schedule as to the lapse of restrictions thereof with 1/12 equal portions (2,500 shares) vesting quarterly, with the first 1/12 vesting on March 31, 2009 and thereafter equal 1/12 portions on June 30, September 30 and December 31 each year until all such shares shall have vested, which shall be December 31, 2011.

Name: Lawrance W. McAfee
Position: Executive Vice President and Chief Financial Officer
Grant: Grant of 25,000 restricted shares of the Company’s common stock with a three year quarterly vesting schedule as to the lapse of restrictions thereof with 1/12 equal portions (2,083 shares with the final portion being 2,087 shares) vesting quarterly, with the first 1/12 vesting on March 31, 2009 and thereafter equal 1/12 portions on June 30, September 30 and December 31 each year until all such shares shall have vested, which shall be December 31, 2011.

Name: Glenn D. McDowell
Position: Chief Operating Officer
Grant: Grant of 25,000 restricted shares of the Company’s common stock with a three year quarterly vesting schedule as to the lapse of restrictions thereof with 1/12 equal portions (2,083 shares with the final portion being 2,087 shares) vesting quarterly, with the first 1/12 vesting on March 31, 2009 and thereafter equal 1/12 portions on June 30, September 30 and December 31 each year until all such shares shall have vested, which shall be December 31, 2011.
Employment Agreements
     On December 2, 2008, the Company amended the employment agreements with each of Messrs. Reading, McAfee and McDowell. The only material revision to the employment agreements was to change the expiration date from December 31, 2009 to December 31, 2011.
     The amendments are filed as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(a) None.
(b) None.
(c) None.
(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Amended and Restated Employment Agreement dated December 2, 2008 between U. S. Physical Therapy, Inc. and Christopher J. Reading.

10.2	Amendment to Amended and Restated Employment Agreement dated December 2, 2008 between U. S. Physical Therapy, Inc. and Lawrance W. McAfee.

10.3	Amendment to Employment Agreement dated December 2, 2008 between U. S. Physical Therapy, Inc. and Glenn D. McDowell.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: December 5, 2008	By:	/s/ LAWRANCE W. MCAFEE

Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)